UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-21928

Short-Term Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Brian C. Janssen

Short-Term Bond Fund of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Short-Term Bond Fund of America®

Annual report for the year ended August 31, 2019

Invest with care for
durable outcomes.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Short-Term Bond Fund of America seeks to provide you with current income, consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge	0.90%	0.63%	0.73%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.71% for Class A shares as of the prospectus dated November 1, 2019 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2019, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.37%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.75%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Summary investment portfolio

8	Financial statements

30	Board of trustees and other officers

Fellow investors:

A major pivot in Federal Reserve policy and weakness in global growth led yields to fall sharply during Short-Term Bond Fund of America’s fiscal year. This produced strong returns across most fixed income sectors. For the 12-month period ended August 31, 2019, the fund returned 3.36%.

By comparison, the Bloomberg Barclays U.S. Government/Credit 1–3 Years ex BBB Index, a broad measure of the market in which the fund invests, gained 4.52%. Meanwhile, the Lipper Short U.S. Government Funds Average posted a return of 3.47%. Results for other time periods are shown in the table below.

Investors who reinvested monthly dividends totaling nearly 18 cents a share earned an income return of 1.81% over the past 12 months. For those who took their dividends in cash, the figure was 1.80%. The fund’s share price increased to $9.96 from $9.81.

Bond market overview

Falling bond yields helped fixed income achieve positive returns across most sectors during the fund’s fiscal year. After signaling in early 2019 that it was finished hiking rates, the Fed proceeded to cut the policy rate by 25 basis points in July. Markets anticipate central banks around the world to loosen policy to calm volatility and extend the economic expansion in the face of weakening growth. The benchmark 10-year Treasury yield declined by nearly half, falling from 2.86% to 1.50%. Receding yields helped U.S. Treasuries to gain more than 10%.

However, they were outpaced by investment-grade corporate bonds, which returned more than 13%. Option-adjusted investment-grade corporate spreads — which measure the compensation investors demand for associated credit risk — widened slightly by 6 basis points to 120 basis points. The sector’s issuance declined modestly in 2019 through August compared to the same period in 2018, falling about 7%.

Fed rate cuts came despite the U.S. unemployment rate remaining extremely low, at or below 4% over the 12 months. However, mixed economic indicators and equity market volatility driven primarily by trade tensions and sluggish global growth provided the basis for the Fed’s policy shift. Inflation has also been modest, with the Consumer Price Index rarely

Results at a glance

For periods ended August 31, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 10/2/06)

Short-Term Bond Fund of America (Class A shares)	3.36%	1.15%	1.02%	1.58%
Bloomberg Barclays U.S. Government/Credit 1–3 Years ex BBB Index*	4.52	1.49	1.44	2.30
Lipper Short U.S. Government Funds Average†	3.47	0.99	1.03	1.84

*	Bloomberg Barclays U.S. Government/Credit 1–3 Years ex BBB Index is a market value-weighted index that tracks the total return results of fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements, with maturities of one to three years, excluding BBB-rated securities. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: Bloomberg Index Services Ltd.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

Short-Term Bond Fund of America	1

exceeding 2% since December. Treasury Inflation-Protected Securities (TIPS) underperformed Treasuries, but benefited from falling yields, returning 7% over the fiscal year. Mortgage-backed securities saw a similar gain.

Inside the portfolio

The fund maintained its strategy of investing in high-quality fixed income assets, consisting predominately of U.S. Treasuries, investment-grade corporate bonds and asset-backed securities during its fiscal year. Within this strategy the fund’s duration, the measure of its exposure to interest rate risk, was largely informed by the managers’ view of how yields for different maturity profiles across the Treasury curve would move over the period.

Managers anticipated the curve would steepen, meaning that the relative yield between longer and shorter maturity Treasuries would increase. Instead, it flattened as long-term yields fell more sharply than shorter term yields. At the end of the period, two-year and 10-year Treasuries were both yielding 1.50%. This curve positioning had a negative impact on results.

The fund held a smaller portion of investment-grade corporate bonds issued by financial institutions than the index. This hurt relative results because these bonds had relatively strong returns over the 12-month period.

To manage duration and curve positioning, the fund used both cash bonds and derivatives such as interest rate swaps and futures. These derivatives were used primarily as a price-efficient way to shift interest rate exposure away from longer maturities and toward intermediate maturities.

The fund’s position in TIPS declined sharply during the period. This sector holding detracted from results relative to the index. However, managers continue to see value in TIPS as they believe inflation will likely rise as monetary easing ramps up. They increased holdings in asset-backed securities, seeing more attractive valuations in these sectors. These out-of-index investments enhanced relative results.

Looking ahead

The U.S. economy is in roughly the same late-cycle phase as it was a year ago. This is characterized by episodes of volatility, which are likely to increase as the cycle draws nearer to its end. Trade tensions are front and center, overshadowing other risks. This and other factors have led growth to weaken in China and Europe. Ongoing issues related to the United Kingdom’s exit from the European Union could also shake confidence. Whether the U.S. continues on its growth path or gets dragged down by these risks is a key question on managers’ minds.

European and Chinese central banks are implementing stimulus to combat some of those global challenges, which could help somewhat. The Fed is also expected to continue to cut rates periodically through at least next year as it seeks to boost inflation and calm markets. This should result in yields for shorter maturities declining.

In this environment, the fund’s portfolio is likely to maintain positioning for the Treasury yield curve to steepen. Particularly after the curve has flattened, a steeper curve as the U.S. approaches the end of its economic cycle looks even more likely. With so much uncertainty, managers also remain cautious on credit, seeing more downside risk than upside gain given market dynamics. TIPS are also likely to maintain a presence in the portfolio. Their valuations have become more attractive. This is particularly true as inflation is likely to rise with Fed rate cuts amid very low unemployment.

At this challenging time of uncertainty for investors, the fund’s managers will continue to exercise prudence as they endeavor to provide strong capital preservation for investors. We are grateful you have chosen to invest in Short-Term Bond Fund of America and look forward to reporting to you again in six months.

Cordially,

John R. Queen
President

October 15, 2019

For current information about the fund, visit capitalgroup.com.

2	Short-Term Bond Fund of America

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 2, 2006, to August 31, 2019, with dividends reinvested)

Fund results shown are for Class A shares and, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Thomson Reuters Lipper. Results of the Lipper Short U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period October 2, 2006, commencement of operations, through August 31, 2007.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2019)*

Class A shares	1 year	5 years	10 years

At maximum offering price (reflecting the maximum 2.50% sales charge)	0.79%	0.63%	0.76%
At net asset value	3.36	1.15	1.02

*	Assumes reinvestment of all distributions.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Short-Term Bond Fund of America	3

Summary investment portfolio August 31, 2019

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	45.12%
AAA/Aaa	31.99
AA/Aa	10.81
A/A	6.36
BBB/Baa	.15
Short-term securities & other assets less liabilities	5.57

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 94.43%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 44.62%
U.S. Treasury 41.69%
U.S. Treasury 2.75% 2020	$40,393	$40,915
U.S. Treasury 1.75% 2021	25,000	25,146
U.S. Treasury 2.125% 2021	242,000	244,282
U.S. Treasury 2.25% 2021	305,700	308,971
U.S. Treasury 2.25% 2021	138,000	139,366
U.S. Treasury 2.375% 2021	50,830	51,456
U.S. Treasury 2.375% 2021	50,000	50,576
U.S. Treasury 2.50% 2021	452,000	457,234
U.S. Treasury 2.50% 2021	44,032	44,599
U.S. Treasury 2.625% 2021	100,000	101,748
U.S. Treasury 2.625% 2021	90,500	92,842
U.S. Treasury 2.75% 2021	78,696	80,522
U.S. Treasury 1.50% 2022	459,955	460,962
U.S. Treasury 1.75% 2022	24,200	24,414
U.S. Treasury 1.875% 2022	89,480	90,710
U.S. Treasury 2.625% 2023	187,000	196,464
U.S. Treasury 2.75% 2023	98,795	103,446
U.S. Treasury 1.25% 2024	30,000	29,806
U.S. Treasury 2.00% 2024	33,000	33,911
U.S. Treasury 2.125% 2024	83,000	85,619
U.S. Treasury 2.25% 2024	190,500	197,708
U.S. Treasury 1.00%–2.50% 2019–2026	69,792	71,638
		2,932,335

4	Short-Term Bond Fund of America

	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 2.93%
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	$52,662	$52,330
U.S. Treasury Inflation-Protected Security 0.125% 2024[1,2]	53,937	54,374
U.S. Treasury Inflation-Protected Security 0.625% 2026[1,2]	32,339	33,555
U.S. Treasury Inflation-Protected Security 0.375% 2027[1,2]	34,031	35,111
U.S. Treasury Inflation-Protected Securities 0.25%–0.38% 2025–2029[1,2]	29,675	30,494
		205,864

Total U.S. Treasury bonds & notes		3,138,199

Asset-backed obligations 16.84%
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75% 2021[3]	31,286	31,258
Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.49% 2023[3]	30,000	30,218
Exeter Automobile Receivables Trust, Series 2019-3A, Class A, 2.59% 2022[3,4]	45,018	45,061
Exeter Automobile Receivables Trust, Series 2019-2A, Class A, 2.93% 2022[3,4]	39,231	39,347
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[3,4]	24,000	25,379
Palmer Square Loan Funding, CLO, Series 2019-1A, Class A1, (3-month USD-LIBOR + 1.05%) 3.328% 2027[3,4,5]	28,456	28,470
Synchrony Credit Card Master Note Trust, Series 2019-1, Class A, 2.95% 2025[3]	28,082	28,845
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[3,4]	27,600	28,502
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.98% 2022[3,4]	23,312	23,379
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 3.06% 2023[3,4]	29,000	29,110
World Financial Network Credit Card Master Note Trust, Series 2019-A, Class A, 3.14% 2025[3]	30,460	31,340
Other securities		843,214
		1,184,123

Corporate bonds & notes 13.14%
Financials 5.63%
Other securities		395,885

Health care 1.91%
Bristol-Myers Squibb Co. 2.90% 2024[4]	24,120	25,025
Other securities		109,450
		134,475

Consumer staples 1.40%
Other securities		98,570

Other 4.20%
Other securities		295,009

Total corporate bonds & notes		923,939

Mortgage-backed obligations 12.56%
Collateralized mortgage-backed obligations (privately originated) 6.65%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[3,4,5]	46,158	47,274
Bellemeade Re Ltd., Series 2019-3A, Class M1A, 3.366% 2029[3,4,5]	26,800	26,850
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[3,4]	23,870	25,641
GFMT Mortgage Acquistion Co., Series 2018-2, Class A42, 4.00% 2058[3,4,5]	32,395	32,939
Mello Warehouse Securitization Trust, Series 2018-W1, Class A, (1-month USD-LIBOR + 0.85%) 2.995% 2051[3,4,5]	25,025	25,075
Mello Warehouse Securitization Trust, Series 2019-1, Class A, 2.945% 2052[3,4,5]	40,255	40,320
Starwood Mortgage Residential Trust, Series 2018-IMC1, Class A1, 3.793% 2048[3,4,5]	26,316	26,848
Other securities		242,479
		467,426

Federal agency mortgage-backed obligations 5.40%
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 2048[3,4,5]	26,217	26,553
Fannie Mae 2.96%–6.00% 2025–2049[3,5]	97,860	103,012
Government National Mortgage Assn., Series 2012-H20, Class PT, 3.187% 2062[3,5]	23,333	23,467
Other securities		226,891
		379,923

Short-Term Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities 0.51%
Other securities		$35,990

Total mortgage-backed obligations		883,339

Bonds & notes of governments & government agencies outside the U.S. 6.25%
European Investment Bank 1.25%–2.25% 2019–2024	$100,168	100,765
European Stability Mechanism 2.125% 2022[4]	28,324	28,852
International Bank for Reconstruction and Development 2.75% 2021	25,000	25,552
International Bank for Reconstruction and Development 1.13%–1.88% 2019–2022	56,000	55,910
United Kingdom 2.50% 2021[4]	22,400	22,682
Other securities		206,010
		439,771

Municipals 0.52%
Other 0.52%
Other securities		36,963
		36,963

Federal agency bonds & notes 0.50%
Fannie Mae 1.63%–2.00% 2019–2022	26,415	26,560
Other securities		8,773
		35,333

Total bonds, notes & other debt instruments (cost: $6,542,594,000)		6,641,667

Short-term securities 5.18%	Shares
Money market investments 5.18%
Capital Group Central Cash Fund 2.16%[6]	3,645,949	364,559

Total short-term securities (cost: $364,571,000)		364,559
Total investment securities 99.61% (cost: $6,907,165,000)		7,006,226
Other assets less liabilities 0.39%		27,164

Net assets 100.00%		$7,033,390

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 8/31/2019[8] (000)	Unrealized appreciation (depreciation) at 8/31/2019 (000)
90 Day Euro Dollar Futures	Long	1,302	September 2019	$325,500	$318,787	$206
90 Day Euro Dollar Futures	Long	2,601	December 2019	650,250	638,155	1,118
90 Day Euro Dollar Futures	Long	2,060	March 2020	515,000	507,017	2,752
90 Day Euro Dollar Futures	Short	1,302	September 2020	(325,500)	(321,317)	(1,293)
90 Day Euro Dollar Futures	Short	2,601	December 2020	(650,250)	(642,057)	(2,331)
90 Day Euro Dollar Futures	Short	2,060	March 2021	(515,000)	(509,000)	(3,526)
2 Year U.S. Treasury Note Futures	Long	15,535	January 2020	3,107,000	3,357,381	1,704
5 Year U.S. Treasury Note Futures	Long	2,163	January 2020	216,300	259,509	342
10 Year U.S. Treasury Note Futures	Long	1,245	December 2019	124,500	163,990	(305)
10 Year Ultra U.S. Treasury Note Futures	Short	2,141	December 2019	(214,100)	(309,241)	(632)
20 Year U.S. Treasury Bond Futures	Short	444	December 2019	(44,400)	(73,371)	622
30 Year Ultra U.S. Treasury Bond Futures	Short	646	December 2019	(64,600)	(127,545)	(276)
						$(1,619)

6	Short-Term Bond Fund of America

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 8/31/2019 (000)
2.122%	U.S. EFFR	9/18/2019	$1,370,600	$24	$—	$24
2.1125%	U.S. EFFR	3/28/2021	130,200	1,562	—	1,562
3-month USD-LIBOR	2.357%	3/28/2021	104,000	(1,207)	—	(1,207)
2.19875%	U.S. EFFR	5/7/2021	125,500	1,860	—	1,860
1.7775%	3-month USD-LIBOR	6/21/2021	722,100	2,842	—	2,842
1.61%	U.S. EFFR	7/12/2021	720,400	4,700	—	4,700
2.197%	U.S. EFFR	4/18/2022	122,900	3,293	—	3,293
1.8475%	3-month USD-LIBOR	7/11/2022	47,000	572	—	572
3-month USD-LIBOR	3.09009%	10/31/2023	135,865	(9,631)	—	(9,631)
U.S. EFFR	2.4435%	12/20/2023	16,358	(950)	—	(950)
U.S. EFFR	2.45375%	12/20/2023	146,527	(8,576)	—	(8,576)
U.S. EFFR	2.4225%	12/24/2023	67,105	(3,854)	—	(3,854)
U.S. EFFR	2.284%	1/4/2024	67,010	(3,474)	—	(3,474)
3-month USD-LIBOR	2.18075%	3/29/2024	65,300	(2,460)	—	(2,460)
3-month USD-LIBOR	2.194%	3/29/2024	65,700	(2,514)	—	(2,514)
3-month USD-LIBOR	2.21875%	3/29/2024	69,000	(2,716)	—	(2,716)
2.11%	U.S. EFFR	4/5/2024	287,200	13,572	—	13,572
3-month USD-LIBOR	2.375%	4/5/2024	237,200	(11,027)	—	(11,027)
3-month USD-LIBOR	1.93%	6/12/2024	19,475	(543)	—	(543)
3-month USD-LIBOR	1.867%	7/11/2025	66,500	(1,178)	—	(1,178)
3-month USD-LIBOR	2.2365%	9/2/2025	50	(3)	—	(3)
3-month USD-LIBOR	1.743%	2/8/2026	75,000	(1,905)	—	(1,905)
3-month USD-LIBOR	1.623%	5/19/2026	30,000	(562)	—	(562)
3-month USD-LIBOR	2.114%	6/13/2029	81,900	(5,491)	—	(5,491)
3-month USD-LIBOR	1.9675%	6/21/2029	155,200	(8,308)	—	(8,308)
U.S. EFFR	1.74875%	7/12/2029	116,225	(6,857)	—	(6,857)
3-month USD-LIBOR	1.995%	7/19/2029	36,900	(2,077)	—	(2,077)
					$—	$(44,908)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $29,597,000, which represented .42% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,611,200,000, which represented 22.91% of the net assets of the fund.
[5]	Coupon rate may change periodically.
[6]	Rate represents the seven-day yield at 8/31/2019.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

Short-Term Bond Fund of America	7

Financial statements

Statement of assets and liabilities at August 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $6,907,165)		$7,006,226
Cash		15,265
Receivables for:
Sales of investments	$43,586
Sales of fund’s shares	15,859
Dividends and interest	29,479
Variation margin on futures contracts	2,107
Variation margin on swap contracts	1,427	92,458
		7,113,949
Liabilities:
Payables for:
Purchases of investments	66,309
Repurchases of fund’s shares	7,487
Dividends on fund’s shares	218
Investment advisory services	1,618
Services provided by related parties	1,580
Trustees’ deferred compensation	64
Variation margin on futures contracts	727
Variation margin on swap contracts	2,486
Other	70	80,559
Net assets at August 31, 2019		$7,033,390

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,027,859
Total distributable earnings		5,531
Net assets at August 31, 2019		$7,033,390

See notes to financial statements.

8	Short-Term Bond Fund of America

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (706,572 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$3,306,369	332,053	$9.96
Class C	62,118	6,315	9.84
Class T	10	1	9.96
Class F-1	92,809	9,321	9.96
Class F-2	448,663	45,058	9.96
Class F-3	314,574	31,582	9.96
Class 529-A	443,105	44,501	9.96
Class 529-C	37,483	3,822	9.81
Class 529-E	18,697	1,880	9.95
Class 529-T	10	1	9.96
Class 529-F-1	102,399	10,284	9.96
Class R-1	2,316	236	9.83
Class R-2	44,680	4,549	9.82
Class R-2E	868	87	9.95
Class R-3	55,667	5,597	9.94
Class R-4	36,961	3,712	9.96
Class R-5E	1,841	185	9.96
Class R-5	11,119	1,117	9.96
Class R-6	2,053,701	206,271	9.96

See notes to financial statements.

Short-Term Bond Fund of America	9

Statement of operations for the year ended August 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest	$162,961
Dividends	4,205	$167,166
Fees and expenses*:
Investment advisory services	18,266
Distribution services	12,531
Transfer agent services	4,458
Administrative services	2,042
Reports to shareholders	200
Registration statement and prospectus	806
Trustees’ compensation	42
Auditing and legal	77
Custodian	31
Other	422
Total fees and expenses before reimbursements	38,875
Less transfer agent services reimbursements	45
Total fees and expenses after reimbursements		38,830
Net investment income		128,336

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	18,590
Futures contracts	35,316
Swap contracts	(24,431)	29,475
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	139,519
Futures contracts	(3,345)
Swap contracts	(63,877)	72,297
Net realized gain and unrealized appreciation		101,772
Net increase in net assets resulting from operations		$230,108

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31,
	2019	2018
Operations:
Net investment income	$128,336	$94,888
Net realized gain (loss)	29,475	(59,430)
Net unrealized appreciation (depreciation)	72,297	(39,885)
Net increase (decrease) in net assets resulting from operations	230,108	(4,427)

Distributions paid or accrued to shareholders	(127,118)	(95,416)

Net capital share transactions	856,420	346,765

Total increase in net assets	959,410	246,922

Net assets:
Beginning of year	6,073,980	5,827,058
End of year	$7,033,390	$6,073,980

See notes to financial statements.

10	Short-Term Bond Fund of America

Notes to financial statements

1. Organization

Short-Term Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income, consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Short-Term Bond Fund of America	11

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

12	Short-Term Bond Fund of America

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,138,199	$—	$3,138,199
Asset-backed obligations	—	1,184,123	—	1,184,123
Corporate bonds & notes	—	923,939	—	923,939
Mortgage-backed obligations	—	883,339	—	883,339
Bonds & notes of governments & government agencies outside the U.S.	—	439,771	—	439,771
Municipals	—	36,963	—	36,963
Federal agency bonds & notes	—	35,333	—	35,333
Short-term securities	364,559	—	—	364,559
Total	$364,559	$6,641,667	$—	$7,006,226

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,744	$—	$—	$6,744
Unrealized appreciation on interest rate swaps	—	28,425	—	28,425
Liabilities:
Unrealized depreciation on futures contracts	(8,363)	—	—	(8,363)
Unrealized depreciation on interest rate swaps	—	(73,333)	—	(73,333)
Total	$(1,619)	$(44,908)	$—	$(46,527)
*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Short-Term Bond Fund of America	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid

14	Short-Term Bond Fund of America

holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Short-Term Bond Fund of America	15

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $5,117,621,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $7,593,437,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$6,744	Unrealized depreciation*	$8,363
Swap	Interest	Unrealized appreciation*	28,425	Unrealized depreciation*	73,333
			$35,169		$81,696

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$35,316	Net unrealized depreciation on futures contracts	$(3,345)
Swap	Interest	Net realized loss on swap contracts	(24,431)	Net unrealized depreciation on swap contracts	(63,877)
			$10,885		$(67,222)

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

16	Short-Term Bond Fund of America

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2019, the fund reclassified $4,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $74,595,000.

As of August 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$2,032
Undistributed long-term capital gains	2,437
Gross unrealized appreciation on investments	138,115
Gross unrealized depreciation on investments	(84,490)
Net unrealized appreciation on investments	53,625
Cost of investments	6,906,074

Short-Term Bond Fund of America	17

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2019		2018
Class A	$56,915		$44,826
Class C	684		458
Class T	—	*	—	*
Class F-1	1,600		1,694
Class F-2	8,529		5,063
Class F-3	6,579		4,353
Class 529-A	7,184		5,345
Class 529-C	407		312
Class 529-E	286		220
Class 529-T	—	*	—	*
Class 529-F-1	1,888		1,237
Class R-1	32		29
Class R-2	470		337
Class R-2E	10		6
Class R-3	812		610
Class R-4	637		519
Class R-5E	30		8
Class R-5	228		186
Class R-6	40,827		30,213
Total	$127,118		$95,416

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.240% on such assets in excess of $6.5 billion. For the year ended August 31, 2019, the investment advisory services fee was $18,266,000, which was equivalent to an annualized rate of 0.274% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

18	Short-Term Bond Fund of America

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2019, unreimbursed expenses subject to reimbursement totaled $31,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$9,534	$3,010		$429		Not applicable
Class C	617	59		29		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	226	127		42		Not applicable
Class F-2	Not applicable	434		193		Not applicable
Class F-3	Not applicable	78		144		Not applicable
Class 529-A	979	348		189		$268
Class 529-C	367	33		18		25
Class 529-E	91	9		9		12
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	80		44		62
Class R-1	30	4		1		Not applicable
Class R-2	325	149		20		Not applicable
Class R-2E	4	2		—	*	Not applicable
Class R-3	270	81		25		Not applicable
Class R-4	88	34		16		Not applicable
Class R-5E	Not applicable	2		1		Not applicable
Class R-5	Not applicable	6		5		Not applicable
Class R-6	Not applicable	2		877		Not applicable
Total class-specific expenses	$12,531	$4,458		$2,042		$367
*	Amount less than one thousand.

Short-Term Bond Fund of America	19

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $42,000 in the fund’s statement of operations reflects $39,000 in current fees (either paid in cash or deferred) and a net increase of $3,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2019.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2019

Class A	$1,443,941	146,614	$56,149		5,678		$(1,203,170)	(122,063)	$296,920	30,229
Class C	49,945	5,138	670		68		(44,760)	(4,592)	5,855	614
Class T	—	—	—		—		—	—	—	—
Class F-1	32,154	3,259	1,567		158		(31,744)	(3,217)	1,977	200
Class F-2	466,050	47,374	7,868		796		(332,979)	(33,771)	140,939	14,399
Class F-3	195,854	19,877	6,150		622		(161,090)	(16,304)	40,914	4,195
Class 529-A	170,442	17,256	7,153		723		(117,759)	(11,925)	59,836	6,054
Class 529-C	20,235	2,082	404		41		(20,611)	(2,118)	28	5
Class 529-E	7,181	729	284		29		(6,073)	(615)	1,392	143
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	40,234	4,078	1,881		190		(24,375)	(2,468)	17,740	1,800
Class R-1	706	72	32		4		(2,008)	(206)	(1,270)	(130)
Class R-2	16,855	1,731	465		48		(17,904)	(1,841)	(584)	(62)
Class R-2E	335	34	10		1		(33)	(4)	312	31
Class R-3	22,519	2,287	802		81		(19,461)	(1,975)	3,860	393
Class R-4	13,801	1,398	630		64		(12,313)	(1,248)	2,118	214
Class R-5E	1,594	161	30		3		(995)	(100)	629	64
Class R-5	5,836	593	226		23		(5,188)	(526)	874	90
Class R-6	473,879	48,013	40,704		4,116		(229,703)	(23,275)	284,880	28,854
Total net increase (decrease)	$2,961,561	300,696	$125,025		12,645		$(2,230,166)	(226,248)	$856,420	87,093

20	Short-Term Bond Fund of America

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2018

Class A	$1,009,573	102,367	$44,059		4,477		$(1,144,171)	(116,016)	$(90,539)	(9,172)
Class C	23,036	2,365	450		46		(35,231)	(3,614)	(11,745)	(1,203)
Class T	—	—	—		—		—	—	—	—
Class F-1	35,728	3,622	1,660		169		(81,710)	(8,307)	(44,322)	(4,516)
Class F-2	246,880	25,027	4,856		494		(251,391)	(25,470)	345	51
Class F-3	172,561	17,482	3,919		398		(115,074)	(11,659)	61,406	6,221
Class 529-A	168,803	17,108	5,310		540		(111,651)	(11,332)	62,462	6,316
Class 529-C	20,887	2,147	309		32		(48,297)	(4,959)	(27,101)	(2,780)
Class 529-E	6,280	636	218		22		(5,880)	(597)	618	61
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	36,554	3,713	1,232		125		(18,633)	(1,891)	19,153	1,947
Class R-1	831	85	29		3		(1,666)	(171)	(806)	(83)
Class R-2	16,543	1,700	334		34		(16,550)	(1,699)	327	35
Class R-2E	31	3	6		1		(78)	(8)	(41)	(4)
Class R-3	16,553	1,680	602		61		(20,146)	(2,043)	(2,991)	(302)
Class R-4	14,462	1,465	514		52		(17,323)	(1,755)	(2,347)	(238)
Class R-5E	1,520	154	7		1		(344)	(35)	1,183	120
Class R-5	3,220	326	185		18		(4,363)	(442)	(958)	(98)
Class R-6	561,419	56,868	30,209		3,071		(209,507)	(21,309)	382,121	38,630
Total net increase (decrease)	$2,334,881	236,748	$93,899		9,544		$(2,082,015)	(211,307)	$346,765	34,985

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,471,264,000 and $3,168,754,000, respectively, during the year ended August 31, 2019.

Short-Term Bond Fund of America	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2019	$9.81	$.18	$.15	$.33	$(.18)	$—	$(.18)	$9.96	3.36%	$3,306		.70%		.70%		1.81%
8/31/2018	9.97	.15	(.16)	(.01)	(.15)	—	(.15)	9.81	(.12)	2,960		.69		.69		1.49
8/31/2017	9.98	.09	— [4]	.09	(.10)	— [4]	(.10)	9.97	.98	3,102		.64		.64		.93
8/31/2016	9.97	.07	.04	.11	(.08)	(.02)	(.10)	9.98	1.07	3,133		.62		.62		.67
8/31/2015	10.00	.07	(.02)	.05	(.07)	(.01)	(.08)	9.97	.49	2,970		.60		.60		.72
Class C:
8/31/2019	9.69	.11	.15	.26	(.11)	—	(.11)	9.84	2.66	62		1.42		1.42		1.09
8/31/2018	9.86	.07	(.16)	(.09)	(.08)	—	(.08)	9.69	(.96)	55		1.44		1.44		.73
8/31/2017	9.87	.01	.01	.02	(.03)	— [4]	(.03)	9.86	.22	68		1.45		1.45		.11
8/31/2016	9.88	(.02)	.04	.02	(.01)	(.02)	(.03)	9.87	.22	95		1.45		1.45		(.17)
8/31/2015	9.94	(.01)	(.02)	(.03)	(.02)	(.01)	(.03)	9.88	(.36)	104		1.44		1.44		(.14)
Class T:
8/31/2019	9.81	.21	.15	.36	(.21)	—	(.21)	9.96	3.65 [5]	—	[6]	.41	[5]	.41	[5]	2.10	[5]
8/31/2018	9.98	.17	(.17)	— [4]	(.17)	—	(.17)	9.81	.04 [5]	—	[6]	.43	[5]	.43	[5]	1.74	[5]
8/31/2017[7,8]	9.95	.05	.04	.09	(.06)	—	(.06)	9.98	.87 [5,9]	—	[6]	.18	[5,9]	.18	[5,9]	.48	[5,9]
Class F-1:
8/31/2019	9.81	.18	.14	.32	(.17)	—	(.17)	9.96	3.33	93		.73		.73		1.78
8/31/2018	9.97	.14	(.16)	(.02)	(.14)	—	(.14)	9.81	(.16)	89		.73		.73		1.41
8/31/2017	9.98	.08	.01	.09	(.10)	— [4]	(.10)	9.97	.89	136		.73		.73		.83
8/31/2016	9.97	.06	.04	.10	(.07)	(.02)	(.09)	9.98	.96	143		.72		.72		.56
8/31/2015	10.00	.06	(.02)	.04	(.06)	(.01)	(.07)	9.97	.26	135		.73		.73		.60
Class F-2:
8/31/2019	9.81	.20	.15	.35	(.20)	—	(.20)	9.96	3.62	449		.44		.44		2.07
8/31/2018	9.97	.17	(.16)	.01	(.17)	—	(.17)	9.81	.12	301		.45		.45		1.73
8/31/2017	9.98	.11	— [4]	.11	(.12)	— [4]	(.12)	9.97	1.16	305		.47		.47		1.09
8/31/2016	9.97	.08	.04	.12	(.09)	(.02)	(.11)	9.98	1.23	396		.46		.46		.85
8/31/2015	10.00	.09	(.02)	.07	(.09)	(.01)	(.10)	9.97	.54	304		.45		.45		.87
Class F-3:
8/31/2019	9.81	.21	.15	.36	(.21)	—	(.21)	9.96	3.72	314		.36		.35		2.16
8/31/2018	9.98	.18	(.17)	.01	(.18)	—	(.18)	9.81	.10	269		.37		.37		1.82
8/31/2017[7,10]	9.94	.08	.05	.13	(.09)	—	(.09)	9.98	1.30 [9]	211		.35	[11]	.35	[11]	1.33	[11]
Class 529-A:
8/31/2019	9.81	.18	.14	.32	(.17)	—	(.17)	9.96	3.33	443		.73		.73		1.78
8/31/2018	9.97	.15	(.17)	(.02)	(.14)	—	(.14)	9.81	(.15)	377		.72		.72		1.48
8/31/2017	9.98	.09	— [4]	.09	(.10)	— [4]	(.10)	9.97	.95	321		.67		.67		.90
8/31/2016	9.97	.06	.04	.10	(.07)	(.02)	(.09)	9.98	1.03	302		.66		.66		.63
8/31/2015	10.00	.07	(.02)	.05	(.07)	(.01)	(.08)	9.97	.43	291		.66		.66		.67

22	Short-Term Bond Fund of America

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2019	$9.66	$.10	$.15	$.25	$(.10)	$—	$(.10)	$9.81	2.64%	$37		1.46%		1.46%		1.05%
8/31/2018	9.83	.06	(.16)	(.10)	(.07)	—	(.07)	9.66	(1.00)	37		1.47		1.47		.65
8/31/2017	9.84	.01	.01	.02	(.03)	— [4]	(.03)	9.83	.20	65		1.49		1.49		.08
8/31/2016	9.86	(.03)	.04	.01	(.01)	(.02)	(.03)	9.84	.11	68		1.51		1.51		(.23)
8/31/2015	9.93	(.02)	(.03)	(.05)	(.01)	(.01)	(.02)	9.86	(.49)	68		1.52		1.52		(.19)
Class 529-E:
8/31/2019	9.80	.15	.15	.30	(.15)	—	(.15)	9.95	3.11	19		.94		.94		1.57
8/31/2018	9.96	.12	(.16)	(.04)	(.12)	—	(.12)	9.80	(.39)	17		.96		.96		1.23
8/31/2017	9.97	.06	— [4]	.06	(.07)	— [4]	(.07)	9.96	.66	17		.97		.97		.60
8/31/2016	9.96	.03	.04	.07	(.04)	(.02)	(.06)	9.97	.71	17		.99		.99		.30
8/31/2015	10.00	.03	(.02)	.01	(.04)	(.01)	(.05)	9.96	.03	17		1.00		1.00		.32
Class 529-T:
8/31/2019	9.81	.20	.15	.35	(.20)	—	(.20)	9.96	3.57 [5]	—	[6]	.50	[5]	.50	[5]	2.01 [5]
8/31/2018	9.98	.16	(.16)	— [4]	(.17)	—	(.17)	9.81	(.02)[5]	—	[6]	.50	[5]	.50	[5]	1.67 [5]
8/31/2017[7,8]	9.95	.05	.04	.09	(.06)	—	(.06)	9.98	.86 [5,9]	—	[6]	.20	[5,9]	.20	[5,9]	.47 [5,9]
Class 529-F-1:
8/31/2019	9.81	.20	.15	.35	(.20)	—	(.20)	9.96	3.58	102		.49		.49		2.03
8/31/2018	9.97	.17	(.16)	.01	(.17)	—	(.17)	9.81	.07	83		.49		.49		1.71
8/31/2017	9.98	.11	— [4]	.11	(.12)	— [4]	(.12)	9.97	1.12	65		.50		.50		1.07
8/31/2016	9.97	.08	.04	.12	(.09)	(.02)	(.11)	9.98	1.16	56		.52		.52		.77
8/31/2015	10.00	.08	(.02)	.06	(.08)	(.01)	(.09)	9.97	.56	54		.53		.53		.81
Class R-1:
8/31/2019	9.69	.10	.14	.24	(.10)	—	(.10)	9.83	2.54	2		1.45		1.45		1.03
8/31/2018	9.85	.07	(.16)	(.09)	(.07)	—	(.07)	9.69	(.88)	4		1.45		1.45		.71
8/31/2017	9.86	.01	.01	.02	(.03)	— [4]	(.03)	9.85	.21	4		1.47		1.47		.09
8/31/2016	9.87	(.02)	.04	.02	(.01)	(.02)	(.03)	9.86	.22	5		1.45		1.45		(.18)
8/31/2015	9.94	(.01)	(.03)	(.04)	(.02)	(.01)	(.03)	9.87	(.48)	6		1.47		1.47		(.15)
Class R-2:
8/31/2019	9.68	.10	.15	.25	(.11)	—	(.11)	9.82	2.55	45		1.43		1.43		1.07
8/31/2018	9.84	.07	(.16)	(.09)	(.07)	—	(.07)	9.68	(.87)	45		1.44		1.44		.74
8/31/2017	9.86	.01	— [4]	.01	(.03)	— [4]	(.03)	9.84	.12	45		1.50		1.50		.07
8/31/2016	9.87	(.01)	.04	.03	(.02)	(.02)	(.04)	9.86	.26	46		1.43		1.43		(.14)
8/31/2015	9.94	(.01)	(.03)	(.04)	(.02)	(.01)	(.03)	9.87	(.47)	46		1.46		1.46		(.13)
Class R-2E:
8/31/2019	9.80	.13	.15	.28	(.13)	—	(.13)	9.95	2.87	1		1.18		1.18		1.36
8/31/2018	9.97	.10	(.17)	(.07)	(.10)	—	(.10)	9.80	(.72)	1		1.21		1.19		.98
8/31/2017	9.97	.04	.01	.05	(.05)	— [4]	(.05)	9.97	.55	1		1.19		1.19		.43
8/31/2016	9.97	.03	.04	.07	(.05)	(.02)	(.07)	9.97	.70	—	[6]	1.13		1.11		.55
8/31/2015	10.00	.07	(.02)	.05	(.07)	(.01)	(.08)	9.97	.45 [5]	—	[6]	.59	[5]	.59	[5]	.74 [5]

See end of table for footnotes.

Short-Term Bond Fund of America	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
8/31/2019	$9.80	$.15	$.14	$.29	$(.15)	$—	$(.15)	$9.94	2.96%	$56		.99%		.99%		1.52%
8/31/2018	9.96	.12	(.16)	(.04)	(.12)	—	(.12)	9.80	(.43)	51		1.00		1.00		1.17
8/31/2017	9.97	.06	— [4]	.06	(.07)	— [4]	(.07)	9.96	.61	55		1.01		1.01		.56
8/31/2016	9.96	.03	.04	.07	(.04)	(.02)	(.06)	9.97	.69	55		1.00		1.00		.28
8/31/2015	10.00	.03	(.02)	.01	(.04)	(.01)	(.05)	9.96	.03	56		1.00		1.00		.32
Class R-4:
8/31/2019	9.81	.18	.15	.33	(.18)	—	(.18)	9.96	3.37	37		.69		.69		1.83
8/31/2018	9.97	.15	(.16)	(.01)	(.15)	—	(.15)	9.81	(.12)	34		.69		.69		1.48
8/31/2017	9.98	.09	— [4]	.09	(.10)	— [4]	(.10)	9.97	.93	37		.70		.70		.89
8/31/2016	9.97	.06	.04	.10	(.07)	(.02)	(.09)	9.98	.99	27		.70		.70		.60
8/31/2015	10.00	.06	(.02)	.04	(.06)	(.01)	(.07)	9.97	.28	24		.70		.70		.63
Class R-5E:
8/31/2019	9.81	.20	.15	.35	(.20)	—	(.20)	9.96	3.57	2		.49		.49		2.03
8/31/2018	9.98	.19	(.19)	— [4]	(.17)	—	(.17)	9.81	.05	1		.46		.46		1.92
8/31/2017	9.98	.11	.01	.12	(.12)	— [4]	(.12)	9.98	1.27	—	[6]	.65		.47		1.09
8/31/2016[7,12]	9.97	.06	.04	.10	(.07)	(.02)	(.09)	9.98	1.01 [9]	—	[6]	.58	[11]	.58	[11]	.80	[11]
Class R-5:
8/31/2019	9.81	.21	.15	.36	(.21)	—	(.21)	9.96	3.67	11		.40		.40		2.11
8/31/2018	9.98	.17	(.16)	.01	(.18)	—	(.18)	9.81	.06	10		.40		.40		1.75
8/31/2017	9.98	.12	.01	.13	(.13)	— [4]	(.13)	9.98	1.32	11		.41		.41		1.17
8/31/2016	9.97	.09	.04	.13	(.10)	(.02)	(.12)	9.98	1.28	9		.41		.41		.91
8/31/2015	10.01	.09	(.03)	.06	(.09)	(.01)	(.10)	9.97	.58	7		.40		.40		.91
Class R-6:
8/31/2019	9.81	.21	.15	.36	(.21)	—	(.21)	9.96	3.73	2,054		.34		.34		2.18
8/31/2018	9.97	.18	(.16)	.02	(.18)	—	(.18)	9.81	.23	1,740		.34		.34		1.86
8/31/2017	9.98	.12	— [4]	.12	(.13)	— [4]	(.13)	9.97	1.28	1,384		.35		.35		1.23
8/31/2016	9.97	.09	.04	.13	(.10)	(.02)	(.12)	9.98	1.34	1,050		.35		.35		.97
8/31/2015	10.00	.10	(.02)	.08	(.10)	(.01)	(.11)	9.97	.73	729		.35		.35		1.01

	Year ended August 31,
Portfolio turnover rate for all share classes[13,14]	2019	2018	2017	2016	2015
Excluding mortgage dollar roll transactions	134%	129%	134%	292%	418%
Including mortgage dollar roll transactions	153%	148%	137%	301%	452%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain share classes.
[4]	Amount less than $.01.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

24	Short-Term Bond Fund of America

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Short-Term Bond Fund of America (the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
October 15, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Short-Term Bond Fund of America	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2019, through August 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Short-Term Bond Fund of America

	Beginning account value 3/1/2019	Ending account value 8/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,019.12	$3.51	.69%
Class A – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class C – actual return	1,000.00	1,015.71	7.16	1.41
Class C – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class T – actual return	1,000.00	1,020.61	1.99	.39
Class T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class F-1 – actual return	1,000.00	1,019.04	3.61	.71
Class F-1 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class F-2 – actual return	1,000.00	1,020.44	2.19	.43
Class F-2 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class F-3 – actual return	1,000.00	1,020.97	1.68	.33
Class F-3 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 529-A – actual return	1,000.00	1,019.03	3.61	.71
Class 529-A – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-C – actual return	1,000.00	1,015.59	7.32	1.44
Class 529-C – assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E – actual return	1,000.00	1,017.92	4.73	.93
Class 529-E – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-T – actual return	1,000.00	1,020.17	2.44	.48
Class 529-T – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 529-F-1 – actual return	1,000.00	1,021.29	2.45	.48
Class 529-F-1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 – actual return	1,000.00	1,015.62	7.32	1.44
Class R-1 – assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-2 – actual return	1,000.00	1,015.72	7.16	1.41
Class R-2 – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2E – actual return	1,000.00	1,016.74	5.90	1.16
Class R-2E – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Class R-3 – actual return	1,000.00	1,017.72	4.98	.98
Class R-3 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 – actual return	1,000.00	1,019.23	3.41	.67
Class R-4 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5E – actual return	1,000.00	1,020.23	2.44	.48
Class R-5E – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-5 – actual return	1,000.00	1,020.71	1.94	.38
Class R-5 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 – actual return	1,000.00	1,022.05	1.68	.33
Class R-6 – assumed 5% return	1,000.00	1,023.54	1.68	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2019:

U.S. government income that may be exempt from state taxation	$59,670,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

Short-Term Bond Fund of America	27

Approval of Investment Advisory and Service Agreement

Short-Term Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2020. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes including the Lipper Short U.S. Government Funds Average and the Bloomberg Barclays U.S. Government/Credit 1-3 Years ex-BBB Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed for the longer term periods and generally compared favorably to the results of these indexes for the shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and total expenses generally compared favorably to those of other similar funds included in the Lipper Short U.S. Government Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

28	Short-Term Bond Fund of America

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Short-Term Bond Fund of America	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	88	General Finance Corporation
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	85	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	85	None
R. Clark Hooper, 1946	2006	Private investor	88	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	87	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2009	Chair, California Jump$tart Coalition for Personal Financial Literacy; Professor Emerita and former Distinguished Professor and Director, Accounting Program, University of Redlands; former part-time faculty, Pomona College	85	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2009	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	89	None
Alexandra Trower, 1964	2019	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	84	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	84	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

30	Short-Term Bond Fund of America

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
John R. Queen, 1965 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Private Client Services Division, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2006	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Ritchie Tuazon, 1978 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Vincent J. Gonzales, 1984 Vice President	2018	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Short-Term Bond Fund of America	31

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32	Short-Term Bond Fund of America

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Short-Term Bond Fund of America	33

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34	Short-Term Bond Fund of America

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Short-Term Bond Fund of America	35

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	Short-Term Bond Fund of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete August 31, 2019, portfolio of Short-Term Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Short-Term Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Short-Term Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

STBF

Registrant:

a) Audit Fees:
2018	$72,000
2019	$68,000

b) Audit-Related Fees:
2018	None
2019	None

c) Tax Fees:
2018	$7,000
2019	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	None
2019	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	None
2019	$2,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	$4,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $58,000 for fiscal year 2018 and $6,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Short-Term Bond Fund of America®

Investment portfolio

August 31, 2019

Bonds, notes & other debt instruments 94.43% U.S. Treasury bonds & notes 44.62% U.S. Treasury 41.69%	Principal amount (000)	Value (000)
U.S. Treasury 1.00% 2019	$7,400	$7,391
U.S. Treasury 2.75% 2020	40,393	40,915
U.S. Treasury 1.625% 2021	8,614	8,625
U.S. Treasury 1.75% 2021	25,000	25,146
U.S. Treasury 2.125% 2021	242,000	244,282
U.S. Treasury 2.25% 2021	305,700	308,971
U.S. Treasury 2.25% 2021	138,000	139,366
U.S. Treasury 2.375% 2021	50,830	51,456
U.S. Treasury 2.375% 2021	50,000	50,576
U.S. Treasury 2.50% 2021	452,000	457,234
U.S. Treasury 2.50% 2021	44,032	44,599
U.S. Treasury 2.625% 2021	100,000	101,748
U.S. Treasury 2.625% 2021	90,500	92,842
U.S. Treasury 2.75% 2021	78,696	80,522
U.S. Treasury 1.50% 2022	459,955	460,962
U.S. Treasury 1.75% 2022	24,200	24,414
U.S. Treasury 1.875% 2022	89,480	90,710
U.S. Treasury 2.125% 2022	2,392	2,447
U.S. Treasury 2.50% 2023	16,121	16,730
U.S. Treasury 2.625% 2023	187,000	196,464
U.S. Treasury 2.75% 2023	98,795	103,446
U.S. Treasury 1.25% 2024	30,000	29,806
U.S. Treasury 1.75% 2024	21,265	21,625
U.S. Treasury 2.00% 2024	33,000	33,911
U.S. Treasury 2.125% 2024	83,000	85,619
U.S. Treasury 2.25% 2024	190,500	197,708
U.S. Treasury 2.375% 2026	14,000	14,820
		2,932,335
U.S. Treasury inflation-protected securities 2.93%
U.S. Treasury Inflation-Protected Security 0.125% 20221	52,662	52,330
U.S. Treasury Inflation-Protected Security 0.125% 20241,2	53,937	54,374
U.S. Treasury Inflation-Protected Security 0.375% 20251	11,050	11,322
U.S. Treasury Inflation-Protected Security 0.625% 20261,2	32,339	33,555
U.S. Treasury Inflation-Protected Security 0.375% 20271,2	34,031	35,111
U.S. Treasury Inflation-Protected Security 0.25% 20291,2	18,625	19,172
		205,864
Total U.S. Treasury bonds & notes		3,138,199
Asset-backed obligations 16.84%
Aesop Funding LLC, Series 2015-1A, Class A, 2.50% 20213,4	13,000	13,017
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 20213,4	10,480	10,482
American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87% 20243	4,565	4,707
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2A, 2.71% 20213	2,820	2,822
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 20223	6,471	6,486

Short-Term Bond Fund of America — Page 1 of 13

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A3, 3.07% 20223	$12,000	$12,103
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.288% 20253,4,5	2,283	2,283
Cabela’s Master Credit Card Trust, Series 2015-2, Class A1, 2.25% 20233	3,540	3,547
CarMaxAuto Owner Trust, Series 2019-2, Class A2A, 2.69% 20223	8,335	8,398
CarMaxAuto Owner Trust, Series 2019-2, Class A3, 2.68% 20243	17,655	17,997
CarMaxAuto Owner Trust, Series 2019-2, Class A4, 2.77% 20243	7,075	7,317
CarMaxAuto Owner Trust, Series 2019-2, Class B, 3.01% 20243	19,475	20,125
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75% 20213	31,286	31,258
Citibank Credit Card Issuance Trust, Series 2017-A9, Class A9, 1.80% 20213	9,440	9,438
CLI Funding V LLC, Series 2013-2A, Class Note, 3.22% 20283,4	77	77
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 20223,4,5	17,004	17,233
CPS Auto Receivables Trust, Series 2014-C, Class C, 3.77% 20203,4	104	104
CPS Auto Receivables Trust, Series 2014-D, Class C, 4.35% 20203,4	3,275	3,285
CPS Auto Receivables Trust, Series 2018-A, Class A, 2.16% 20213,4	226	226
CPS Auto Receivables Trust, Series 2017-C, Class B, 2.30% 20213,4	458	458
CPS Auto Receivables Trust, Series 2017-B, Class B, 2.33% 20213,4	1,609	1,609
CPS Auto Receivables Trust, Series 2017-A, Class B, 2.68% 20213,4	1,000	1,000
CPS Auto Receivables Trust, Series 2018-B, Class A, 2.72% 20213,4	1,459	1,459
CPS Auto Receivables Trust, Series 2018-C, Class A, 2.87% 20213,4	2,846	2,849
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 20213,4	3,027	3,038
CPS Auto Receivables Trust, Series 2019-C, Class A, 2.55% 20223,4	6,175	6,179
CPS Auto Receivables Trust, Series 2018-A, Class B, 2.77% 20223,4	1,500	1,503
CPS Auto Receivables Trust, Series 2019-B, Class A, 2.89% 20223,4	9,184	9,213
CPS Auto Receivables Trust, Series 2017-B, Class C, 2.92% 20223,4	2,600	2,605
CPS Auto Receivables Trust, Series 2017-D, Class C, 3.01% 20223,4	5,100	5,121
CPS Auto Receivables Trust, Series 2018-D, Class A, 3.06% 20223,4	3,421	3,430
CPS Auto Receivables Trust, Series 2016-B, Class C, 4.22% 20223,4	3,892	3,914
CPS Auto Receivables Trust, Series 2019-B, Class B, 3.09% 20233,4	4,500	4,556
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 20243,4	3,378	3,442
Discover Card Execution Note Trust, Series 2019-A14, Class A1, 3.04% 20243	20,640	21,299
DRB Prime Student Loan Trust, Series 2015-D, Class A3, 2.50% 20363,4	79	79
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 20213,4	2,449	2,451
Drive Auto Receivables Trust, Series 2018-4, Class A3, 3.15% 20213	173	174
Drive Auto Receivables Trust, Series 2017-3, Class C, 2.80% 20223	1,446	1,447
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 20223	2,992	2,993
Drive Auto Receivables Trust, Series 2019-2, Class A2A, 2.93% 20223	1,702	1,706
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20223,4	5,574	5,581
Drive Auto Receivables Trust, Series 2018-2, Class B, 3.22% 20223	13,876	13,901
Drive Auto Receivables Trust, Series 2018-3, Class B, 3.37% 20223	1,180	1,183
Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.49% 20233	30,000	30,218
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 20233	3,224	3,226
Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 20233	2,695	2,737
Drive Auto Receivables Trust, Series 2018-1, Class C, 3.22% 20233	3,000	3,009
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 20243	5,955	5,995
Drive Auto Receivables Trust, Series 2018-2, Class C, 3.63% 20243	4,540	4,576
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 20253	2,000	2,052
Drivetime Auto Owner Trust, Series 2018-2, Class A, 2.84% 20213,4	5,369	5,373
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 20223,4	14,545	14,571
Drivetime Auto Owner Trust, Series 2017-1A, Class C, 2.70% 20223,4	640	640
Drivetime Auto Owner Trust, Series 2019-2A, Class A, 2.85% 20223,4	13,007	13,066
Drivetime Auto Owner Trust, Series 2018-1A, Class B, 3.04% 20223,4	1,591	1,593
Drivetime Auto Owner Trust, Series 2018-3A, Class A, 3.26% 20223,4	4,524	4,544
Drivetime Auto Owner Trust, Series 2018-1A, Class B, 3.43% 20223,4	1,842	1,850
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 20233,4	3,420	3,438

Short-Term Bond Fund of America — Page 2 of 13

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 20233,4	$160	$160
Drivetime Auto Owner Trust, Series 2019-2A, Class B, 2.99% 20233,4	7,080	7,155
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 20233,4	5,799	5,807
Drivetime Auto Owner Trust, Series 2018-3A, Class C, 3.79% 20243,4	2,000	2,047
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 20253,4	575	585
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 20223,4	40	40
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20223,4	1,661	1,661
Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 2.05% 20213,4	101	101
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 20213,4	993	993
Exeter Automobile Receivables Trust, Series 2016-3A, Class B, 2.84% 20213,4	1,977	1,980
Exeter Automobile Receivables Trust, Series 2017-1A, Class B, 3.00% 20213,4	262	262
Exeter Automobile Receivables Trust, Series 2018-4A, Class A, 3.05% 20213,4	8,430	8,445
Exeter Automobile Receivables Trust, Series 2015-2A, Class C, 3.90% 20213,4	2,256	2,260
Exeter Automobile Receivables Trust, Series 2019-3A, Class A, 2.59% 20223,4	45,018	45,061
Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.75% 20223,4	749	750
Exeter Automobile Receivables Trust, Series 2019-2A, Class A, 2.93% 20223,4	39,231	39,347
Exeter Automobile Receivables Trust, Series 2017-1A, Class C, 3.95% 20223,4	7,725	7,839
Exeter Automobile Receivables Trust, Series 2016-3A, Class C, 4.22% 20223,4	2,980	3,023
Exeter Automobile Receivables Trust, Series 2019-3A, Class B, 2.58% 20233,4	12,000	12,075
Exeter Automobile Receivables Trust, Series 2018-1A, Class C, 3.03% 20233,4	4,250	4,277
Exeter Automobile Receivables Trust, Series 2019-2, Class B, 3.06% 20233,4	16,830	17,039
Exeter Automobile Receivables Trust, Series 2018-4A, Class C, 3.97% 20233,4	8,500	8,705
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 20243,4	12,820	13,092
First Investors Auto Owner Trust, Series 2016-2, Class A2, 1.87% 20213,4	1,345	1,344
First Investors Auto Owner Trust, Series 2017-3, Class A1, 2.00% 20223,4	1,843	1,843
First Investors Auto Owner Trust, Series 2016-2, Class B, 2.21% 20223,4	710	709
First Investors Auto Owner Trust, Series 2019-1A, Class A, 2.89% 20243,4	13,660	13,784
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 20263,4	14,700	14,695
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 20273,4	8,375	8,395
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 20273,4	17,160	17,201
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 20303,4	15,615	16,510
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 20303,4	24,000	25,379
Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.84% 20243	3,540	3,627
Global SC Finance II SRL, Series 2013-1A, Class A, 2.98% 20283,4	438	439
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 20293,4	1,002	1,006
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 20373,4	3,893	4,021
GM Financial Automobile Leasing Trust, Series 2019-2, Class A3, 2.67% 20223	16,830	17,022
GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72% 20233	4,423	4,492
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87% 20243	910	936
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class C, 3.07% 20243	2,000	2,056
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 20213,4	11,907	11,932
Navient Student Loan Trust, Series 2015-2, Class A2, (1-month USD-LIBOR + 0.42%) 2.565% 20293,5	249	249
OneMain Direct Auto Receivables Trust, Series 2018-1, Class A, 3.43% 20243,4	14,165	14,441
Palmer Square Loan Funding, CLO, Series 2019-1A, Class A1, (3-month USD-LIBOR + 1.05%) 3.328% 20273,4,5	28,456	28,470
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 3.551% 20273,4,5	17,615	17,630
Prestige Auto Receivables Trust, Series 2016-2A, Class B, 2.19% 20223,4	1,360	1,360
Prestige Auto Receivables Trust, Series 2019-1A, Class A2, 2.87% 20223,4	4,500	4,507
Prestige Auto Receivables Trust, Series 2016-2A, Class C, 2.88% 20223,4	1,000	1,001
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 20213	6,082	6,087
Santander Drive Auto Receivables Trust, Series 2018-4, Class A2A, 3.07% 20213	94	94
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19% 20223	828	828
Santander Drive Auto Receivables Trust, Series 2019-3, Class A2A, 2.28% 20223	22,224	22,232
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 20223	10,221	10,222

Short-Term Bond Fund of America — Page 3 of 13

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 20223	$1,792	$1,793
Santander Drive Auto Receivables Trust, Series 2018-1, Class B, 2.63% 20223	1,549	1,550
Santander Drive Auto Receivables Trust, Series 2017-2, Class C, 2.79% 20223	4,374	4,382
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 20223	574	575
Santander Drive Auto Receivables Trust, Series 2018-4, Class A3, 3.28% 20223	15,000	15,021
Santander Drive Auto Receivables Trust, Series 2019-3, Class B, 2.28% 20233	8,491	8,518
Santander Drive Auto Receivables Trust, Series 2019-3, Class C, 2.49% 20253	5,816	5,849
Santander Retail Auto Lease Trust, Series 2019-A, Class A2A, 2.72% 20223,4	19,950	20,126
Santander Retail Auto Lease Trust, Series 2019-A, Class 4, 2.82% 20233,4	14,800	15,067
SLM Private Credit Student Loan Trust, Series 2008-2, Class A3, (3-month USD-LIBOR + 0.75%) 3.026% 20233,5	950	941
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.545% 20253,5	1,248	1,211
Social Professional Loan Program LLC, Series 2015-C, Class A1, (1-month USD-LIBOR + 1.05%) 3.195% 20353,4,5	1,089	1,100
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 20363,4	3,670	3,710
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.333% 20253,4,5	14,657	14,682
Synchrony Credit Card Master Note Trust, Series 2018-A1, Class A1, 3.38% 20243	30	31
Synchrony Credit Card Master Note Trust, Series 2019-A2, Class A, 2.34% 20253	7,000	7,092
Synchrony Credit Card Master Note Trust, Series 2019-1, Class A, 2.95% 20253	28,082	28,845
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 20383,4	5,250	5,254
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 20383,4	4,722	4,768
TAL Advantage V LLC, Series 2014-3A, Class A, 3.27% 20393,4	452	455
TAL Advantage V LLC, Series 2014-2A, Class A2, 3.33% 20393,4	1,916	1,922
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 20393,4	3,798	3,837
TAL Advantage V LLC, Series 2017-1A, Class A, 4.50% 20423,4	5,741	5,956
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 20313,4	27,600	28,502
Toyota Auto Receivables Owner Trust, Series 2019-B, Class A2A, 2.59% 20223	20,145	20,256
Toyota Auto Receivables Owner Trust, Series 2019-B, Class A3, 2.57% 20233	15,913	16,180
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 20213,4	11,374	11,365
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20213,4	13,102	13,098
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06% 20223,4	12,913	12,925
Westlake Automobile Receivables Trust, Series 2018-1A, Class A2A, 2.24% 20203,4	569	569
Westlake Automobile Receivables Trust, Series 2017-2A, Class B, 2.25% 20203,4	850	850
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A, 2.84% 20213,4	6,688	6,695
Westlake Automobile Receivables Trust, Series 2016-3A, Class C, 2.46% 20223,4	266	266
Westlake Automobile Receivables Trust, Series 2017-2A, Class C, 2.59% 20223,4	3,207	3,209
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 20223,4	547	547
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.98% 20223,4	23,312	23,379
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 3.06% 20233,4	29,000	29,110
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 20243,4	5,210	5,246
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 20243	1,000	1,015
World Financial Network Credit Card Master Note Trust, Series 2019-A, Class A, 3.14% 20253	30,460	31,340
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 20253	15,100	15,570
World Financial Network Credit Card Master Note Trust, Series 2019-B, Class A, 2.49% 20263	7,000	7,117
		1,184,123
Corporate bonds & notes 13.14% Financials 5.63%
ACE INA Holdings Inc. 2.30% 2020	7,405	7,436
ACE INA Holdings Inc. 2.875% 2022	1,275	1,313
ACE INA Holdings Inc. 3.35% 2026	1,275	1,369
Citigroup Inc. 2.85% 2021	14,700	14,880
Citigroup Inc. 2.844% 2022 (3-month USD-LIBOR + 0.596% on 5/20/2021)6	15,000	15,171
Citigroup Inc. 3.165% 2022 (3-month USD-LIBOR + 0.53% on 2/19/2021)6	20,000	20,301

Short-Term Bond Fund of America — Page 4 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Commonwealth Bank of Australia 2.25% 20204	$7,500	$7,510
Commonwealth Bank of Australia (3-month USD-LIBOR + 0.70%) 3.151% 20224,5	5,000	5,033
DNB Bank ASA 2.125% 20204	5,235	5,239
Goldman Sachs Group, Inc. 2.30% 2019	5,000	5,001
Goldman Sachs Group, Inc. (3-month USD-LIBOR + 1.36%) 3.636% 20215	10,395	10,546
Goldman Sachs Group, Inc. (3-month USD-LIBOR + 1.11%) 3.377% 20225	1,855	1,870
HSBC Holdings PLC 2.65% 2022	15,000	15,155
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)6	20,000	21,565
Marsh & McLennan Companies, Inc. 3.50% 2020	10,505	10,698
Metropolitan Life Global Funding I 3.375% 20224	5,200	5,368
Metropolitan Life Global Funding I 3.60% 20244	7,007	7,464
National Australia Bank Ltd. 2.40% 20194	2,950	2,953
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	4,470	4,485
New York Life Global Funding 1.95% 20204	20,000	20,009
New York Life Global Funding 1.95% 20204	3,645	3,644
New York Life Global Funding 2.00% 20204	20,000	19,999
New York Life Global Funding 1.70% 20214	5,000	4,976
New York Life Global Funding 2.25% 20224	2,760	2,782
Rabobank Nederland 2.50% 2021	6,535	6,581
Rabobank Nederland 2.75% 2022	4,100	4,175
Royal Bank of Canada 2.125% 2020	10,315	10,322
Royal Bank of Canada (3-month USD-LIBOR + 0.73%) 2.983% 20225	10,295	10,386
Skandinaviska Enskilda Banken AB 1.50% 2019	20,000	19,997
Sumitomo Mitsui Financial Group, Inc. 3.936% 2023	14,846	15,889
Svenska Handelsbanken AB 1.50% 2019	20,000	19,999
Svenska Handelsbanken AB 5.125% 20204	1,150	1,170
Swedbank AB 2.20% 20204	10,000	9,997
Swedbank AB 2.80% 20224	6,800	6,879
Toronto-Dominion Bank 2.55% 2021	17,670	17,829
Toronto-Dominion Bank 2.65% 2024	5,425	5,571
US Bancorp 2.05% 2020	11,850	11,871
US Bancorp 3.05% 2020	14,690	14,821
US Bancorp 3.104% 2021 (3-month USD-LIBOR + 0.29% on 5/21/2020)6	12,500	12,599
US Bank NA 3.00% 2021	7,005	7,102
Wells Fargo & Co. 2.15% 2019	5,930	5,930
		395,885
Health care 1.91%
AbbVie Inc. 2.50% 2020	5,910	5,919
AbbVie Inc. 2.30% 2021	9,955	9,983
AstraZeneca PLC (3-month USD-LIBOR + 0.665%) 2.789% 20235	11,772	11,754
Bristol-Myers Squibb Co. 2.55% 20214	7,000	7,086
Bristol-Myers Squibb Co. 2.60% 20224	21,120	21,525
Bristol-Myers Squibb Co. 2.90% 20244	24,120	25,025
Johnson & Johnson 1.95% 2020	6,420	6,432
Johnson & Johnson 2.25% 2022	11,790	11,946
Merck & Co., Inc. 2.90% 2024	2,863	2,998
Novartis Capital Corp. 1.80% 2020	15,000	14,978
Pfizer Inc. 3.00% 2021	14,690	15,035
UnitedHealth Group Inc. 2.375% 2024	1,765	1,794
		134,475

Short-Term Bond Fund of America — Page 5 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples 1.40%	Principal amount (000)	Value (000)
Nestlé Holdings, Inc. 3.10% 20214	$20,000	$20,454
Philip Morris International Inc. 2.00% 2020	9,570	9,560
Philip Morris International Inc. 2.50% 2022	1,250	1,264
Philip Morris International Inc. 2.875% 2024	9,000	9,243
Procter & Gamble Co. 1.70% 2021	8,820	8,804
Wal-Mart Stores, Inc. 2.85% 2020	10,281	10,361
Wal-Mart Stores, Inc. 3.125% 2021	14,686	15,050
Wal-Mart Stores, Inc. 3.40% 2023	9,180	9,727
Wal-Mart Stores, Inc. 2.85% 2024	13,460	14,107
		98,570
Energy 0.99%
Chevron Corp. 1.991% 2020	8,845	8,844
Exxon Mobil Corp. 1.902% 2022	14,240	14,341
Exxon Mobil Corp. 2.019% 2024	11,392	11,485
Occidental Petroleum Corp. 2.70% 2022	8,550	8,638
Schlumberger BV 3.00% 20204	3,645	3,682
Shell International Finance BV 1.375% 2019	11,345	11,342
Shell International Finance BV 2.125% 2020	5,000	5,004
Shell International Finance BV 1.75% 2021	6,160	6,152
		69,488
Consumer discretionary 0.93%
Amazon.com, Inc. 2.60% 2019	5,000	5,004
Amazon.com, Inc. 2.40% 2023	7,375	7,514
American Honda Finance Corp. 2.65% 2021	14,705	14,837
Bayerische Motoren Werke AG 2.95% 20224	7,000	7,155
Bayerische Motoren Werke AG 3.45% 20234	13,235	13,801
DaimlerChrysler North America Holding Corp. 3.00% 20214	15,000	15,141
Home Depot, Inc. 3.25% 2022	2,000	2,078
		65,530
Industrials 0.73%
3M Co. 2.75% 2022	14,055	14,378
Boeing Co. 2.70% 2022	16,000	16,333
General Dynamics Corp. 2.875% 2020	11,690	11,762
General Dynamics Corp. 3.00% 2021	8,555	8,722
		51,195
Information technology 0.71%
Apple Inc. 1.90% 2020	10,300	10,299
Apple Inc. 2.00% 2020	10,370	10,401
Cisco Systems, Inc. 1.40% 2019	10,000	9,996
Microsoft Corp. 1.85% 2020	10,330	10,323
Microsoft Corp. 2.875% 2024	3,435	3,599
Oracle Corp. 2.50% 2022	5,000	5,073
		49,691
Utilities 0.46%
Duke Energy Progress, LLC 3.375% 2023	11,846	12,483
Mississippi Power Co. (3-month USD-LIBOR + 0.65%) 2.961% 20205	15,000	15,002
Public Service Enterprise Group Inc. 1.90% 2021	4,735	4,736
		32,221

Short-Term Bond Fund of America — Page 6 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services 0.25%	Principal amount (000)	Value (000)
Comcast Corp. 3.45% 2021	$14,857	$15,308
Comcast Corp. 3.70% 2024	2,000	2,143
		17,451
Real estate 0.13%
Public Storage 2.37% 2022	2,770	2,806
Scentre Group 2.375% 20194	1,380	1,380
WEA Finance LLC 3.25% 20204	5,185	5,247
		9,433
Total corporate bonds & notes		923,939
Mortgage-backed obligations 12.56% Collateralized mortgage-backed obligations (privately originated) 6.65%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20483,4,5	46,158	47,274
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 20493,4,5	15,312	15,672
Bellemeade Re Ltd., Series 2019-3A, Class M1A, 3.366% 20293,4,5	26,800	26,850
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 20683,4,5	10,791	11,187
Commercial Mortgage Trust, Series 2013-CR7, Class C, 4.206% 20463,4,5	2,743	2,740
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 20283,4,5	11,752	11,793
Finance of America Structured Securities Trust, Series 2019-HB1, Class M1, 3.396% 20293,4,5	13,756	14,010
Finance of America Structured Securities Trust, Series 2019-HB1, Class M2, 3.676% 20293,4,5	1,792	1,830
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 20693,4	23,870	25,641
Finance of America Structured Securities Trust, Series 2019-HB1, Class A, 3.279% 20693,4,5	13,537	13,603
Freddie Mac, Series 2019-1, Class MA, 3.50% 20583	2,579	2,713
GFMT Mortgage Acquistion Co., Series 2018-2, Class A42, 4.00% 20583,4,5	32,395	32,939
Homeward Opportunities Fund Trust, Series 2018-1, 3.766% 20483,4,5	8,634	8,800
Homeward Opportunities Fund Trust, Series 2019-1, 3.454% 20583,4,5	9,567	9,683
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 20593,4,5	21,628	21,725
Mello Warehouse Securitization Trust, Series 2018-W1, Class A, (1-month USD-LIBOR + 0.85%) 2.995% 20513,4,5	25,025	25,075
Mello Warehouse Securitization Trust, Series 2019-1, Class A, 2.945% 20523,4,5	40,255	40,320
Mello Warehouse Securitization Trust, Series 2019-1, Class B, 3.145% 20523,4,5	8,840	9,009
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.76% 20283,4	2,524	2,525
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.188% 20283,4,5	1,310	1,319
Nationstar HECM Loan Trust, Series 2018-1A, Class M1, 3.238% 20283,4,5	7,977	7,989
Nationstar HECM Loan Trust, Series 2018-3A, Class A, 3.555% 20283,4,5	18,989	19,081
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 20293,4,5	6,551	6,576
Onslow Bay Financial, Series 2015-1, Class 2A4, 3.00% 20453,4,5	9,084	9,146
Reverse Mortgage Investment Trust, Series 2018-1, Class A, 3.436% 20283,4,5	8,290	8,308
Sequoia Mortgage Trust, Series 2018-CH1, Class A10, 4.00% 20483,4	6,316	6,433
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 20483,4,5	4,895	5,087
Starwood Mortgage Residential Trust, Series 2018-IMC1, Class A1, 3.793% 20483,4,5	26,316	26,848
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 20493,4,5	14,153	14,430
Station Place Securitization Trust, Series 2019-WL1, Class A, (1-month USD-LIBOR + 0.65%) 2.891% 20213,4,5	18,775	18,824
Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.745% 20573,4,5	7,565	7,554
Towd Point Mortgage Trust, Series 2019-SJ1, Class A1, 3.75% 20583,4,5	12,290	12,442
		467,426
Federal agency mortgage-backed obligations 5.40%
Angel Oak Mortgage Trust, Series 2017-2, Class A1, 2.478% 20473,4,5	1,164	1,164
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 20483,4,5	26,217	26,553
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 20483,4,5	7,456	7,574

Short-Term Bond Fund of America — Page 7 of 13

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1, 2.879% 20493,4,5	$22,497	$22,595
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577% 20473,4,5	1,627	1,626
Fannie Mae Pool #AD2028 4.50% 20253	1,183	1,239
Fannie Mae Pool #555538 4.884% 20333,5	690	728
Fannie Mae Pool #888521 4.843% 20343,5	915	967
Fannie Mae Pool #889579 6.00% 20383	2,244	2,572
Fannie Mae Pool #889983 6.00% 20383	939	1,076
Fannie Mae Pool #AL0095 6.00% 20383	72	82
Fannie Mae Pool #AC2106 4.486% 20393,5	252	268
Fannie Mae Pool #AC1676 4.585% 20393,5	165	173
Fannie Mae Pool #AC6266 4.806% 20393,5	299	317
Fannie Mae Pool #AI8806 5.00% 20413	2,165	2,377
Fannie Mae Pool #BH4084 3.50% 20473	16,854	17,495
Fannie Mae Pool #BK7655 3.923% 20483,5	5,305	5,576
Fannie Mae Pool #BN0301 3.952% 20483,5	12,295	12,892
Fannie Mae Pool #BN0374 3.973% 20483,5	11,526	12,089
Fannie Mae Pool #MA3495 4.00% 20483	1,461	1,518
Fannie Mae Pool #BK6971 4.00% 20483	959	1,001
Fannie Mae Pool #MA3443 4.00% 20483	767	798
Fannie Mae Pool #BJ0639 4.00% 20483	627	652
Fannie Mae Pool #BK2010 4.00% 20483	93	98
Fannie Mae Pool #BK5305 4.00% 20483	63	67
Fannie Mae Pool #MA3496 4.50% 20483	7,653	8,074
Fannie Mae Pool #MA3692 3.50% 20493	891	918
Fannie Mae Pool #BK9464 3.95% 20493,5	5,506	5,794
Fannie Mae Pool #MA3776 4.00% 20493	1,059	1,103
Fannie Mae Pool #MA3664 4.00% 20493	1,054	1,093
Fannie Mae Pool #BN5611 4.028% 20493,5	21,334	22,476
Fannie Mae Pool #MA3639 4.50% 20493	1,479	1,558
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 20273,5	10	11
Freddie Mac 5.50% 20243	536	549
Freddie Mac 4.924% 20343,5	531	559
Freddie Mac 5.50% 20343	336	367
Freddie Mac 5.50% 20363	225	255
Freddie Mac 4.599% 20393,5	151	160
Freddie Mac 3.50% 20473	7,851	8,150
Freddie Mac Pool #782818 4.744% 20343,5	457	482
Freddie Mac Pool #1H2524 4.812% 20353,5	1,346	1,423
Freddie Mac Pool #848365 4.744% 20363,5	770	814
Freddie Mac Pool #848751 4.794% 20363,5	259	274
Freddie Mac Pool #1L1476 4.869% 20363,5	612	645
Freddie Mac Pool #1L1292 4.905% 20363,5	1,098	1,163
Freddie Mac Pool #1B8916 4.745% 20413,5	809	850
Freddie Mac Pool #760014 3.469% 20453,5	2,413	2,476
Freddie Mac Pool #ZT1545 4.00% 20483	3,342	3,472
Freddie Mac, Series K013, Class A2, Multi Family, 3.974% 20213	36	37
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 20223	60	61
Freddie Mac, Series K057, Class A2, Multi Family, 2.57% 20263	30	31
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 20263	4,605	4,962
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 20273,5	10	11
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 20563	15,399	16,050
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20563	14,800	15,213
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20563,5	10,503	10,802
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 20573,5	4	4

Short-Term Bond Fund of America — Page 8 of 13

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20573	$4	$4
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 20573	10,632	11,339
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 20583	16,377	17,318
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MA, 3.50% 20583	121	127
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 20293	4,016	4,208
Government National Mortgage Assn. 5.00% 20493	4,557	4,794
Government National Mortgage Assn. 5.00% 20493,7	279	293
Government National Mortgage Assn. 5.46% 20593	120	136
Government National Mortgage Assn. 4.70% 20613	19	20
Government National Mortgage Assn. 4.70% 20613	17	18
Government National Mortgage Assn. 4.72% 20613	4	5
Government National Mortgage Assn. 4.81% 20613	12	13
Government National Mortgage Assn. 6.64% 20643	201	210
Government National Mortgage Assn. Pool #MA5653 5.00% 20483	20,536	21,601
Government National Mortgage Assn. Pool #MA5332 5.00% 20483	316	334
Government National Mortgage Assn. Pool #MA5878 5.00% 20493	12,079	12,730
Government National Mortgage Assn. Pool #MA5933 5.00% 20493	10,942	11,574
Government National Mortgage Assn. Pool #MA5988 5.00% 20493	5,916	6,258
Government National Mortgage Assn. Pool #MA6042 5.00% 20493	344	365
Government National Mortgage Assn. Pool #765151 4.921% 20613	37	39
Government National Mortgage Assn. Pool #721648 4.941% 20613	10	10
Government National Mortgage Assn. Pool #725879 5.035% 20613	11	11
Government National Mortgage Assn. Pool #725876 5.056% 20613	11	11
Government National Mortgage Assn. Pool #710085 5.113% 20613	83	84
Government National Mortgage Assn. Pool #756694 5.167% 20613	430	433
Government National Mortgage Assn. Pool #AG8041 4.425% 20633	152	155
Government National Mortgage Assn. Pool #AG8060 4.451% 20633	171	174
Government National Mortgage Assn. Pool #AC1008 4.497% 20633	17	18
Government National Mortgage Assn. Pool #AC0975 4.514% 20633	36	37
Government National Mortgage Assn. Pool #776094 5.033% 20633	79	80
Government National Mortgage Assn. Pool #AG8149 3.011% 20643,5	358	362
Government National Mortgage Assn. Pool #AG8082 4.404% 20643	148	151
Government National Mortgage Assn. Pool #AG8070 4.375% 20643	148	151
Government National Mortgage Assn. Pool #AG8069 4.463% 20643	146	148
Government National Mortgage Assn. Pool #AG8081 4.465% 20643	150	153
Government National Mortgage Assn. Pool #767680 4.517% 20643	512	521
Government National Mortgage Assn. Pool #AC1026 4.571% 20643	43	43
Government National Mortgage Assn. Pool #AG8076 5.032% 20643	34	35
Government National Mortgage Assn. Pool #AO0461 4.571% 20653	156	163
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year CMT Weekly Rate + 0.70%) 2.63% 20623,5	1,870	1,878
Government National Mortgage Assn., Series 2012-H20, Class PT, 3.187% 20623,5	23,333	23,467
Government National Mortgage Assn., Series 2014-H08, Class FT, (1-year CMT Weekly Rate + 0.60%) 2.53% 20643,5	9,584	9,607
Uniform Mortgage-Backed Security 3.50% 20343,7	2,020	2,094
Uniform Mortgage-Backed Security 4.00% 20493,7	2,368	2,458
Uniform Mortgage-Backed Security 4.50% 20493,7	14,210	14,959
		379,923
Commercial mortgage-backed securities 0.51%
Commercial Mortgage Trust, Series 2014-UBS2, Class AM, 4.048% 20473	3,000	3,226
Commercial Mortgage Trust, Series 2016-COR1, Class A4, 3.091% 20493	4,000	4,237
DBUBS Mortgage Trust, Series 2011-LC3A, Class B, 5.512% 20443,4,5	950	1,001

Short-Term Bond Fund of America — Page 9 of 13

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
GS Mortgage Securities Corp. II, Series 2011-GC3, Class D, 5.825% 20443,4,5	$9,987	$10,421
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class C, 4.859% 20463,5	1,000	1,066
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class B, 3.951% 20483	3,500	3,725
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263,4	1,625	1,707
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class B, 3.708% 20463,5	1,511	1,568
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class B, 4.565% 20473,5	900	973
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.096% 20493	5,160	5,459
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class B, 3.841% 20463,5	2,500	2,607
		35,990
Total mortgage-backed obligations		883,339
Bonds & notes of governments & government agencies outside the U.S. 6.25%
Bank Nederlandse Gemeenten NV 1.75% 20204	8,400	8,395
European Bank for Reconstruction & Development 1.75% 2019	4,000	3,997
European Bank for Reconstruction & Development 1.125% 2020	15,000	14,944
European Investment Bank 1.25% 2019	3,570	3,563
European Investment Bank 1.625% 2020	20,000	19,947
European Investment Bank 1.75% 2020	10,000	9,987
European Investment Bank 1.375% 2021	13,333	13,291
European Investment Bank 1.625% 2021	12,000	12,002
European Investment Bank 2.00% 2021	10,000	10,043
European Investment Bank 2.00% 2022	9,000	9,147
European Investment Bank 2.25% 2022	11,265	11,471
European Investment Bank 2.25% 2022	6,000	6,131
European Investment Bank 2.25% 2024	5,000	5,183
European Stability Mechanism 2.125% 20224	28,324	28,852
Inter-American Development Bank 1.625% 2020	13,200	13,173
Inter-American Development Bank 1.875% 2021	10,000	10,038
Inter-American Development Bank 1.75% 2022	15,000	15,116
Inter-American Development Bank 2.125% 2022	10,000	10,144
International Bank for Reconstruction and Development 1.125% 2019	9,000	8,981
International Bank for Reconstruction and Development 1.875% 2020	20,000	19,994
International Bank for Reconstruction and Development 1.375% 2021	12,000	11,955
International Bank for Reconstruction and Development 1.375% 2021	10,000	9,965
International Bank for Reconstruction and Development 2.75% 2021	25,000	25,552
International Bank for Reconstruction and Development 1.625% 2022	5,000	5,015
International Development Association 2.75% 20234	15,000	15,660
KfW 1.25% 2019	15,000	14,990
KfW 1.50% 2020	8,000	7,975
KfW 1.50% 2021	9,000	8,962
KfW 2.625% 2021	15,000	15,201
Kommunalbanken 1.50% 20194	13,000	12,999
Oesterreichische Kontrollbank AG 1.50% 2020	10,500	10,470
Oesterreichische Kontrollbank AG 1.75% 2020	10,460	10,454
Oesterreichische Kontrollbank AG 2.375% 2021	2,000	2,031
Sweden (Kingdom of) 1.125% 20194	15,000	14,982
Sweden (Kingdom of) 1.625% 20204	7,400	7,388
Sweden (Kingdom of) 2.375% 20214	9,000	9,091
United Kingdom 2.50% 20214	22,400	22,682
		439,771

Short-Term Bond Fund of America — Page 10 of 13

Bonds, notes & other debt instruments (continued) Municipals 0.52% California 0.33%	Principal amount (000)	Value (000)
City of Industry, Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational Project), Series 2015-A, Assured Guaranty Municipal insured, 3.139% 2020	$14,755	$14,791
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 3.00% 2019	225	225
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 3.00% 2020	360	368
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 4.00% 2021	405	430
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-B, 2.193% 2047 (put 2020)	7,200	7,203
		23,017
New Jersey 0.18%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	12,500	12,690
Ohio 0.01%
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, Series 2011-2, 4.50% 2028	255	261
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, Series 2011-3, 4.50% 2029	345	354
		615
Tennessee 0.00%
Housing Dev. Agcy., Homeownership Program Bonds, Series 2012-2-C, 4.00% 2038	375	387
Florida 0.00%
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2011-C, 4.50% 2030	250	254
Total municipals		36,963
Federal agency bonds & notes 0.50%
Fannie Mae 1.75% 2019	4,000	3,997
Fannie Mae 1.75% 2019	3,000	2,999
Fannie Mae 1.625% 2020	5,000	4,991
Fannie Mae 2.00% 2022	14,415	14,573
U.S. Agency for International Development, Ukraine 1.471% 2021	8,820	8,773
		35,333
Total bonds, notes & other debt instruments (cost: $6,542,594,000)		6,641,667
Short-term securities 5.18% Money market investments 5.18%	Shares
Capital Group Central Cash Fund 2.16%8	3,645,949	364,559
Total short-term securities (cost: $364,571,000)		364,559
Total investment securities 99.61% (cost: $6,907,165,000)		7,006,226
Other assets less liabilities 0.39%		27,164
Net assets 100.00%		$7,033,390

Short-Term Bond Fund of America — Page 11 of 13

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount9 (000)	Value at 8/31/201910 (000)	Unrealized appreciation (depreciation) at 8/31/2019 (000)
90 Day Euro Dollar Futures	Long	1,302	September 2019	$325,500	$318,787	$206
90 Day Euro Dollar Futures	Long	2,601	December 2019	650,250	638,155	1,118
90 Day Euro Dollar Futures	Long	2,060	March 2020	515,000	507,017	2,752
90 Day Euro Dollar Futures	Short	1,302	September 2020	(325,500)	(321,317)	(1,293)
90 Day Euro Dollar Futures	Short	2,601	December 2020	(650,250)	(642,057)	(2,331)
90 Day Euro Dollar Futures	Short	2,060	March 2021	(515,000)	(509,000)	(3,526)
2 Year U.S. Treasury Note Futures	Long	15,535	January 2020	3,107,000	3,357,381	1,704
5 Year U.S. Treasury Note Futures	Long	2,163	January 2020	216,300	259,509	342
10 Year U.S. Treasury Note Futures	Long	1,245	December 2019	124,500	163,990	(305)
10 Year Ultra U.S. Treasury Note Futures	Short	2,141	December 2019	(214,100)	(309,241)	(632)
20 Year U.S. Treasury Bond Futures	Short	444	December 2019	(44,400)	(73,371)	622
30 Year Ultra U.S. Treasury Bond Futures	Short	646	December 2019	(64,600)	(127,545)	(276)
						$(1,619)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 8/31/2019 (000)
2.122%	U.S. EFFR	9/18/2019	$1,370,600	$24	$—	$24
2.1125%	U.S. EFFR	3/28/2021	130,200	1,562	—	1,562
3-month USD-LIBOR	2.357%	3/28/2021	104,000	(1,207)	—	(1,207)
2.19875%	U.S. EFFR	5/7/2021	125,500	1,860	—	1,860
1.7775%	3-month USD-LIBOR	6/21/2021	722,100	2,842	—	2,842
1.61%	U.S. EFFR	7/12/2021	720,400	4,700	—	4,700
2.197%	U.S. EFFR	4/18/2022	122,900	3,293	—	3,293
1.8475%	3-month USD-LIBOR	7/11/2022	47,000	572	—	572
3-month USD-LIBOR	3.09009%	10/31/2023	135,865	(9,631)	—	(9,631)
U.S. EFFR	2.4435%	12/20/2023	16,358	(950)	—	(950)
U.S. EFFR	2.45375%	12/20/2023	146,527	(8,576)	—	(8,576)
U.S. EFFR	2.4225%	12/24/2023	67,105	(3,854)	—	(3,854)
U.S. EFFR	2.284%	1/4/2024	67,010	(3,474)	—	(3,474)
3-month USD-LIBOR	2.18075%	3/29/2024	65,300	(2,460)	—	(2,460)
3-month USD-LIBOR	2.194%	3/29/2024	65,700	(2,514)	—	(2,514)
3-month USD-LIBOR	2.21875%	3/29/2024	69,000	(2,716)	—	(2,716)
2.11%	U.S. EFFR	4/5/2024	287,200	13,572	—	13,572
3-month USD-LIBOR	2.375%	4/5/2024	237,200	(11,027)	—	(11,027)
3-month USD-LIBOR	1.93%	6/12/2024	19,475	(543)	—	(543)
3-month USD-LIBOR	1.867%	7/11/2025	66,500	(1,178)	—	(1,178)
3-month USD-LIBOR	2.2365%	9/2/2025	50	(3)	—	(3)
3-month USD-LIBOR	1.743%	2/8/2026	75,000	(1,905)	—	(1,905)
3-month USD-LIBOR	1.623%	5/19/2026	30,000	(562)	—	(562)
3-month USD-LIBOR	2.114%	6/13/2029	81,900	(5,491)	—	(5,491)
3-month USD-LIBOR	1.9675%	6/21/2029	155,200	(8,308)	—	(8,308)
U.S. EFFR	1.74875%	7/12/2029	116,225	(6,857)	—	(6,857)
3-month USD-LIBOR	1.995%	7/19/2029	36,900	(2,077)	—	(2,077)
					$—	$(44,908)

Short-Term Bond Fund of America — Page 12 of 13

1	Index-linked bond whose principal amount moves with a government price index.
2	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $29,597,000, which represented .42% of the net assets of the fund.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,611,200,000, which represented 22.91% of the net assets of the fund.
5	Coupon rate may change periodically.
6	Step bond; coupon rate may change at a later date.
7	Purchased on a TBA basis.
8	Rate represents the seven-day yield at 8/31/2019.
9	Notional amount is calculated based on the number of contracts and notional contract size.
10	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
Agcy. = Agency
Auth. = Authority
CLO = Collateralized Loan Obligations
CMT = Constant Maturity Treasury
Dev. = Development
Econ. = Economic
EFFR = Effective Federal Funds Rate
Facs. = Facilities
Fin. = Finance
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-048-1019O-S73188	Short-Term Bond Fund of America — Page 13 of 13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Short-Term Bond Fund of America (the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

October 15, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORT-TERM BOND FUND OF AMERICA

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 31, 2019

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2019